Exhibit 10.4

OBLIGATION EXTENSION AGREEMENT This OBLIGATION EXTENSION AGREEMENT, (hereinafter referred to as “Extension Agreement’) is entered into as of August 31, 2022, by and between Specialty Capital Lender LLC, a Wyoming Limited Liability Company, (hereinafter called “Lender”) and Public Company Management Corporation, a Nevada corporation (hereinafter called “PCMC”). WHEREAS, Stephen Brock, as Assignor, did grant, bargain, sell, assign, transfer, and convey unto Lender, for good and valuable consideration, all of Assig11or's right, title and interest in and to all sums due to Assignor under that certain Promissory Note effective as of September 30, 2016; ‘ WHEREAS, Lender and PCMC acknowledge that the total of said obligation evidenced by said Promissory Note is $ 410,404 as of June 30, 2022: WHEREAS, PCMC had the option to extend the Maturity Date of the Promissory Note for one additional period of six (6) months, provided that (i) PCMC provides written notice of exercise to Brock not later than thirty (30) days or more than sixty (60) days prior to the Maturity Date and (ii) the Company must pay Brock the accrued and unpaid interest to the Maturity Date; WHEREAS, PCMC had entered into various prior Extension Agreements; and WHEREAS, Lender and PCMC desire to enter into this Extension Agreement in order (i) to conﬁrm the amount that is due and payable and (ii) to extend the due date of the Promissory Note to October 1, 2023. NOW, THEREFORE, Lender and PCMC hereby agree as follows: 1. Lender hereby waives the notice provisions of the Promissory Note to extend the Maturity Date and hereby waives the requirement that PCMC is to have paid Brock or Lender, the accrued and unpaid interest to the Maturity Date. The waivers shall be without prejudice to any rights which the Lender may now or hereafter have under the Promissory Note which rights shall remain in full force and effect. 2. The maturity date of the obligation is extended to October 1, 2023. 3. The amount due to Lender by PCMC under this obligation is the sum of $410,404 as at June 30, 2022. 3 4. The unpaid principal of the obligation of $350,000.00 bears simple interest from October 1, 2016 at the interest rate of three (3%) percent per annum. 5. Interest together with the principal due shall be paid on October 1, 2023. [Signatures on following page] IN Witness WHEREOF, Lender and PCMC have executed this Extension Agreement effective as of August‘ 31, 2022. SPECIALTY CAPITAL LENDER LLC PUBLIC COMPANY MANAGEMENT ‘ CORPORATION ' ¢ i 4! By" / Z/\. By: »’/ /‘~'@¢/”& Name Ronald J. Stauber Name: Patrick McMahon Title: Duly Au or‘ ed President and Chief Executive Officer